Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Second Quarter 2010

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Second Quarter 2010

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009 (1)	2010	2009

Revenues
Property-liability insurance premiums	$6,513	$6,503	$6,517	$6,535	$6,560	$6,582	$13,016	$13,142
Life and annuity premiums and contract charges	545	544	498	482	494	484	1,089	978
Net investment income	1,049	1,050	1,076	1,084	1,108	1,176	2,099	2,284
Realized capital gains and losses:
Total other-than-temporary impairment losses	(288)	(250)	(641)	(539)	(471)	(725)	(538)	(1,196)
Portion of loss recognized in other comprehensive income	(18)	(5)	156	147	154	-	(23)	154
Net other-than-temporary impairment losses recognized in earnings	(306)	(255)	(485)	(392)	(317)	(725)	(561)	(1,042)
Sales and other realized capital gains and losses	(145)	(93)	452	(127)	645	366	(238)	1,011
Total realized capital gains and losses	(451)	(348)	(33)	(519)	328	(359)	(799)	(31)
Total revenues	7,656	7,749	8,058	7,582	8,490	7,883	15,405	16,373

Costs and expenses
Property-liability insurance claims and claims expense	4,714	4,792	4,451	4,573	5,002	4,720	9,506	9,722
Life and annuity contract benefits	485	442	441	382	407	387	927	794
Interest credited to contractholder funds	450	463	490	496	561	579	913	1,140
Amortization of deferred policy acquisition costs	949	1,014	1,105	1,023	1,229	1,397	1,963	2,626
Operating costs and expenses	789	829	760	744	702	801	1,618	1,503
Restructuring and related charges	13	11	18	35	32	45	24	77
Interest expense	92	92	101	106	97	88	184	185
Total costs and expenses	7,492	7,643	7,366	7,359	8,030	8,017	15,135	16,047

Gain on disposition of operations	2	1	1	2	1	3	3	4

Income (loss) from operations before income tax expense (benefit)	166	107	693	225	461	(131)	273	330

Income tax expense (benefit)	21	(13)	175	4	72	143	8	215

Net income (loss)	$145	$120	$518	$221	$389	$(274)	$265	$115

Earnings per share: (2)

Net income (loss) per share - Basic	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$0.49	$0.21
Weighted average shares - Basic	540.7	540.5	539.9	539.9	539.8	538.9	540.4	539.3

Net income (loss) per share - Diluted	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$0.49	$0.21
Weighted average shares - Diluted	543.0	541.8	542.1	541.5	540.6	538.9	542.4	540.1

Cash dividends declared per share	$0.20	$0.20	$0.20	$0.20	$0.20	$0.20	$0.40	$0.40

(1)         Income tax expense for the three months ended March 31, 2009 includes expense of $254 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009.  This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)         As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.  Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 may not equal the year-to-date per share amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Contribution to income
Operating income before the impact of restructuring and related charges	$450	$382	$604	$561	$318	$483	$832	$801
Restructuring and related charges, after-tax	(9)	(7)	(12)	(23)	(21)	(29)	(16)	(50)
Operating income *	441	375	592	538	297	454	816	751
Realized capital gains and losses, after-tax	(294)	(226)	(22)	(336)	218	(488)	(520)	(270)
DAC and DSI accretion (amortization) relating to realized capital gains and losses, after-tax	4	(2)	(45)	18	(131)	(19)	2	(150)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	(18)	-	-	-	(224)	(18)	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(10)	(7)	-	4	1	(17)	5
Gain on disposition of operations, after-tax	1	1	-	1	1	2	2	3
Net income (loss)	$145	$120	$518	$221	$389	$(274)	$265	$115
Income per share - Diluted (1)
Operating income before the impact of restructuring and related charges	$0.83	$0.70	$1.11	$1.04	$0.59	$0.90	$1.53	$1.48
Restructuring and related charges, after-tax	(0.02)	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)	(0.03)	(0.09)
Operating income	0.81	0.69	1.09	0.99	0.55	0.84	1.50	1.39
Realized capital gains and losses, after-tax	(0.53)	(0.42)	(0.04)	(0.62)	0.40	(0.90)	(0.95)	(0.50)
DAC and DSI accretion (amortization) relating to realized capital gains and losses, after-tax	-	-	(0.08)	0.04	(0.24)	(0.03)	-	(0.28)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	(0.03)	-	-	-	(0.42)	(0.03)	(0.42)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.02)	(0.01)	-	0.01	-	(0.03)	0.01
Gain on disposition of operations, after-tax	-	-	-	-	-	-	-	0.01
Net income (loss)	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$0.49	$0.21

Weighted average shares - Diluted	543.0	541.8	542.1	541.5	540.6	538.9	542.4	540.1

(1)                  As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect. Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 may not equal the year-to-date per share amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Property-Liability
Property-liability insurance premiums	$6,513	$6,503	$6,517	$6,535	$6,560	$6,582	$13,016	$13,142
Net investment income	310	304	324	326	334	344	614	678
Realized capital gains and losses	(106)	(190)	235	(290)	201	(314)	(296)	(113)

Total Property-Liability revenues	6,717	6,617	7,076	6,571	7,095	6,612	13,334	13,707

Allstate Financial
Life and annuity premiums and contract charges	545	544	498	482	494	484	1,089	978
Net investment income	723	731	737	744	764	819	1,454	1,583
Realized capital gains and losses	(353)	(162)	(275)	(234)	121	(43)	(515)	78

Total Allstate Financial revenues	915	1,113	960	992	1,379	1,260	2,028	2,639

Corporate and Other
Service fees (1)	3	3	2	3	1	3	6	4
Net investment income	16	15	15	14	10	13	31	23
Realized capital gains and losses	8	4	7	5	6	(2)	12	4

Total Corporate and Other revenues before reclassification of services fees	27	22	24	22	17	14	49	31

Reclassification of service fees (1)	(3)	(3)	(2)	(3)	(1)	(3)	(6)	(4)

Total Corporate and Other revenues	24	19	22	19	16	11	43	27

Consolidated revenues	$7,656	$7,749	$8,058	$7,582	$8,490	$7,883	$15,405	$16,373

(1)                 For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009

Assets
Investments
Fixed income securities, at fair value (amortized cost $81,425, $82,486, $81,243, $81,367 and $79,890)	$81,925	$81,284	$78,766	$78,561	$72,766
Equity securities, at fair value (cost $3,356, $3,436, $4,845, $4,274 and $3,483)	3,254	3,807	5,024	4,603	3,297
Mortgage loans	7,173	7,639	7,935	8,853	9,406
Limited partnership interests	3,119	2,802	2,744	2,770	2,464
Short-term, at fair value (amortized cost $2,414, $2,482, $3,056, $3,470 and $6,070)	2,414	2,482	3,056	3,470	6,070
Other	2,058	2,209	2,308	2,369	2,455
Total investments	99,943	100,223	99,833	100,626	96,458

Cash	711	704	612	727	667
Premium installment receivables, net	4,830	4,823	4,839	4,970	4,794
Deferred policy acquisition costs	5,003	5,186	5,470	6,916	8,228
Reinsurance recoverables, net (1)	6,537	6,415	6,355	6,460	6,621
Accrued investment income	851	904	864	901	859
Deferred income taxes	1,301	1,440	1,870	1,520	2,710
Property and equipment, net	935	954	990	1,013	1,031
Goodwill	874	874	875	874	874
Other assets	1,822	1,804	1,872	2,471	2,656
Separate Accounts	8,003	9,059	9,072	9,026	8,193

Total assets	$130,810	$132,386	$132,652	$135,504	$133,091

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009

Liabilities
Reserve for property-liability insurance claims and claims expense	$19,434	$19,420	$19,167	$19,176	$19,271
Reserve for life-contingent contract benefits	13,483	13,052	12,910	12,849	12,835
Contractholder funds	49,443	51,027	52,582	53,336	53,999
Unearned premiums	9,684	9,575	9,822	10,069	9,755
Claim payments outstanding	733	763	742	772	813
Other liabilities and accrued expenses	6,054	5,992	5,726	6,081	6,469
Long-term debt	5,909	5,910	5,910	6,661	6,658
Separate Accounts	8,003	9,059	9,072	9,026	8,193
Total liabilities	112,743	114,798	115,931	117,970	117,993

Equity
Common stock, 538 million, 538 million, 537 million, 536 million and 536 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,155	3,152	3,172	3,160	3,144
Retained income	31,552	31,514	31,492	31,083	30,969
Deferred ESOP expense	(44)	(44)	(47)	(47)	(47)
Treasury stock, at cost (362 million, 362 million, 363 million, 364 million and 364 million shares)	(15,760)	(15,782)	(15,828)	(15,832)	(15,835)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with other-than-temporary impairment	(332)	(384)	(441)	(411)	(380)
Other unrealized net capital gains and losses	588	(172)	(1,072)	(1,218)	(4,374)
Unrealized adjustment to DAC, DSI and insurance reserves	72	472	643	1,741	2,642
Total unrealized net capital gains and losses	328	(84)	(870)	112	(2,112)
Unrealized foreign currency translation adjustments	43	60	46	42	17
Unrecognized pension and other postretirement benefit cost	(1,244)	(1,265)	(1,282)	(1,022)	(1,077)
Total accumulated other comprehensive loss	(873)	(1,289)	(2,106)	(868)	(3,172)
Total shareholders’ equity	18,039	17,560	16,692	17,505	15,068
Noncontrolling interest	28	28	29	29	30
Total equity	18,067	17,588	16,721	17,534	15,098
Total liabilities and equity	$130,810	$132,386	$132,652	$135,504	$133,091

(1)                 Reinsurance recoverables of unpaid losses related to Property-Liability were $2,176 million, $2,162 million, $2,139 million, $2,140 million and $2,162 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2009	2009	2009	2009
Book value per share

Numerator:

Shareholders’ equity	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242

Denominator:

Shares outstanding and dilutive potential shares outstanding	542.7	544.3	541.3	542.1	540.6	540.5

Book value per share	$33.24	$32.26	$30.84	$32.29	$27.87	$22.65

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242

Unrealized net capital gains and losses on fixed income securities	398	(309)	(967)	(81)	(1,988)	(3,314)

Adjusted shareholders’ equity	$17,641	$17,869	$17,659	$17,586	$17,056	$15,556

Denominator:

Shares outstanding and dilutive potential shares outstanding	542.7	544.3	541.3	542.1	540.6	540.5

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$32.51	$32.83	$32.62	$32.44	$31.55	$28.78

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2009	2009	2009	2009
Return on Shareholders’ Equity

Numerator:

Net income (loss) (1)	$1,004	$1,248	$854	$(793)	$(1,937)	$(2,301)

Denominator:

Beginning shareholders’ equity	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303
Ending shareholders’ equity	18,039	17,560	16,692	17,505	15,068	12,242

Average shareholders’ equity (2)	$16,554	$14,901	$14,667	$17,222	$17,389	$16,273

Return on shareholders’ equity	6.1%	8.4%	5.8%	(4.6)%	(11.1)%	(14.1)%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$1,946	$1,802	$1,881	$1,807	$1,079	$1,465

Denominator:

Beginning shareholders’ equity	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303
Unrealized net capital gains and losses	(2,112)	(3,767)	(3,738)	(1,475)	(274)	(280)
Adjusted beginning shareholders’ equity	17,180	16,009	16,379	18,413	19,983	20,583

Ending shareholders’ equity	18,039	17,560	16,692	17,505	15,068	12,242
Unrealized net capital gains and losses	328	(84)	(870)	112	(2,112)	(3,767)
Adjusted ending shareholders’ equity	17,711	17,644	17,562	17,393	17,180	16,009

Average adjusted shareholders’ equity(2)	$17,446	$16,827	$16,971	$17,903	$18,582	$18,296

Operating income return on shareholders’ equity	11.2%	10.7%	11.1%	10.1%	5.8%	8.0%

(1)      Net income (loss) and operating income reflect a trailing twelve-month period.

(2)      Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2009	2009	2009	2009

Debt

Long-term debt	$5,909	$5,910	$5,910	$6,661	$6,658	$5,659

Capital resources

Debt	$5,909	$5,910	$5,910	$6,661	$6,658	$5,659

Shareholders’ equity
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,155	3,152	3,172	3,160	3,144	3,129
Retained income	31,552	31,514	31,492	31,083	30,969	29,825
Deferred ESOP expense	(44)	(44)	(47)	(47)	(47)	(46)
Treasury stock	(15,760)	(15,782)	(15,828)	(15,832)	(15,835)	(15,836)
Unrealized net capital gains and losses	328	(84)	(870)	112	(2,112)	(3,767)
Unrealized foreign currency translation adjustments	43	60	46	42	17	(3)
Unrecognized pension and other postretirement benefit cost	(1,244)	(1,265)	(1,282)	(1,022)	(1,077)	(1,069)
Total shareholders’ equity	18,039	17,560	16,692	17,505	15,068	12,242

Total capital resources	$23,948	$23,470	$22,602	$24,166	$21,726	$17,901

Ratio of debt to shareholders’ equity	32.8%	33.7%	35.4%	38.1%	44.2%	46.2%

Ratio of debt to capital resources	24.7%	25.2%	26.1%	27.6%	30.6%	31.6%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$145	$120	$518	$221	$389	$(274)	$265	$115
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	10	16	(4)	(1)	(12)	(74)	26	(86)
Realized capital gains and losses	451	348	33	519	(328)	359	799	31
Gain on disposition of operations	(2)	(1)	(1)	(2)	(1)	(3)	(3)	(4)
Interest credited to contractholder funds	450	463	490	496	561	579	913	1,140
Changes in:
Policy benefits and other insurance reserves	118	188	(117)	(312)	96	(244)	306	(148)
Unearned premiums	126	(261)	(253)	289	47	(330)	(135)	(283)
Deferred policy acquisition costs	(100)	30	43	(77)	167	381	(70)	548
Premium installment receivables, net	(15)	24	134	(163)	(16)	71	9	55
Reinsurance recoverables, net	(134)	(72)	16	32	(52)	(81)	(206)	(133)
Income taxes	1	73	485	(184)	(84)	1,443	74	1,359
Other operating assets and liabilities	80	36	(558)	215	193	(305)	116	(112)
Net cash provided by operating activities	1,130	964	786	1,033	960	1,522	2,094	2,482
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,184	4,930	5,261	7,242	4,373	4,483	9,114	8,856
Equity securities	1,056	1,990	2,258	1,089	1,675	1,872	3,046	3,547
Limited partnership interests	132	146	76	79	60	154	278	214
Mortgage loans	41	3	200	(1)	129	12	44	141
Other investments	25	37	91	167	246	16	62	262
Investment collections
Fixed income securities	1,269	1,122	1,609	1,289	1,455	1,203	2,391	2,658
Mortgage loans	375	263	671	495	126	472	638	598
Other investments	26	18	18	34	34	31	44	65
Investment purchases
Fixed income securities	(4,801)	(7,099)	(6,879)	(10,270)	(6,999)	(5,425)	(11,900)	(12,424)
Equity securities	(945)	(556)	(2,505)	(1,784)	(2,274)	(1,933)	(1,501)	(4,207)
Limited partnership interests	(431)	(185)	(110)	(406)	(124)	(144)	(616)	(268)
Mortgage loans	(9)	(1)	(3)	(9)	(4)	(10)	(10)	(14)
Other investments	(36)	(43)	(10)	(13)	(41)	-	(79)	(41)
Change in short-term investments, net	28	411	544	2,270	2,460	707	439	3,167
Change in other investments, net	(79)	(49)	(196)	(64)	(32)	(48)	(128)	(80)
Disposition of operations	-	-	-	-	-	12	-	12
Purchases of property and equipment, net	(45)	(24)	(46)	(39)	(51)	(53)	(69)	(104)
Net cash provided by investing activities	790	963	979	79	1,033	1,349	1,753	2,382
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	-	-	3	1,000	-	-	1,000
Repayment of long-term debt	(1)	-	(751)	-	(1)	-	(1)	(1)
Contractholder fund deposits	739	828	898	802	1,152	1,298	1,567	2,450
Contractholder fund withdrawals	(2,543)	(2,569)	(1,921)	(1,749)	(4,159)	(3,577)	(5,112)	(7,736)
Dividends paid	(108)	(107)	(108)	(107)	(107)	(220)	(215)	(327)
Treasury stock purchases	-	(5)	(1)	-	-	(3)	(5)	(3)
Shares reissued under equity incentive plans, net	11	14	1	2	-	-	25	-
Excess tax benefits on share-based payment arrangements	(2)	(2)	1	-	-	(6)	(4)	(6)
Other	(9)	6	1	(3)	(48)	59	(3)	11
Net cash used in financing activities	(1,913)	(1,835)	(1,880)	(1,052)	(2,163)	(2,449)	(3,748)	(4,612)
NET INCREASE (DECREASE) IN CASH	7	92	(115)	60	(170)	422	99	252
CASH AT BEGINNING OF PERIOD	704	612	727	667	837	415	612	415
CASH AT END OF PERIOD	$711	$704	$612	$727	$667	$837	$711	$667

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended June 30, 2010

				Accretion
				(amortization)
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged	capital gains	balance
	March 31, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	June 30, 2010

Property-Liability	$1,357	$924	$(914)	$-	$-	$-	$1,367

Allstate Financial:
Traditional life and accident and health	659	37	(27)	-	-	-	669
Interest-sensitive life	2,209	70	5	8	-	(67)	2,225
Fixed annuity	956	16	(18)	(2)	-	(214)	738
Other	5	-	(1)	-	-	-	4
Sub-total	3,829	123	(41)	6	-	(281)	3,636

Consolidated	$5,186	$1,047	$(955)	$6	$-	$(281)	$5,003

	Change in Deferred Policy Acquisition Costs
	For the three months ended June 30, 2009
						Accretion
			Impact of			(amortization)
		Impact of	adoption of new			relating to
		adoption of new	OTTI accounting			realized	Amortization	Effect of
	Beginning	OTTI accounting	effect of	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	before	unrealized capital	costs	before	gains and	charged	capital gains	balance
	March 31, 2009	unrealized impact (3)	gains and losses (4)	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	June 30, 2009

Property-Liability	$1,404	$-	$-	$937	$(940)	$-	$-	$-	$1,401

Allstate Financial:
Traditional life and accident and health	601	-	-	40	(27)	-	-	-	614
Interest-sensitive life	2,457	(6)	6	57	(48)	2	-	(82)	2,386
Fixed annuity	3,910	(170)	170	30	(54)	(161)	-	96	3,821
Other	7	-	-	-	(1)	-	-	-	6
Sub-total	6,975	(176)	176	127	(130)	(159)	-	14	6,827

Consolidated	$8,379	$(176)	$176	$1,064	$(1,070)	$(159)	$-	$14	$8,228

(1)    Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)    Included as a component of amortization of DAC on the Consolidated Statements of Operations.

(3)    The adoption of new accounting guidance for the recognition of other-than-temporary impairments of fixed income securities (“new OTTI accounting”) resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption on April 1, 2009. The adjustment was recorded as a reduction of the DAC balance and retained earnings.

(4)    The adoption of new OTTI accounting resulted in an adjustment to DAC due to the change in unrealized capital gains and losses balance that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized net capital gains and losses.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the six months ended June 30, 2010							Acquisition Costs as of June 30, 2010

				Accretion
				(amortization)
				relating to	Amortization			DAC before		DAC after
				realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	June 30, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$1,796	$(1,839)	$-	$-	$-	$1,367	$1,367	$-	$1,367

Allstate Financial:
Traditional life and accident and health	650	75	(56)	-	-	-	669	669	-	669
Interest-sensitive life	2,246	131	(39)	6	13	(132)	2,225	2,260	(35)	2,225
Fixed annuity	1,159	31	(43)	(3)	(1)	(405)	738	370	368	738
Other	5	-	(1)	-	-	-	4	4	-	4
Sub-total	4,060	237	(139)	3	12	(537)	3,636	3,303	333	3,636

Consolidated	$5,470	$2,033	$(1,978)	$3	$12	$(537)	$5,003	$4,670	$333	$5,003

	Change in Deferred Policy Acquisition Costs									Reconciliation of Deferred Policy
	For the six months ended June 30, 2009									Acquisition Costs as of June 30, 2009

						Accretion
			Impact of			(amortization)
		Impact of	adoption of new			relating to	Amortization			DAC before		DAC after
		adoption of new	OTTI accounting			realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	OTTI accounting	effect of	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	before	unrealized capital	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2008	unrealized impact (3)	gains and losses (4)	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	June 30, 2009	and losses	and losses	and losses

Property-Liability	$1,453	$-	$-	$1,837	$(1,889)	$-	$-	$-	$1,401	$1,401	$-	$1,401

Allstate Financial:
Traditional life and accident and health	595	-	-	74	(55)	-	-	-	614	614	-	614
Interest-sensitive life	2,449	(6)	6	104	(89)	2	12	(92)	2,386	2,116	270	2,386
Fixed annuity	4,037	(170)	170	60	(128)	(188)	(289)	329	3,821	425	3,396	3,821
Other	8	-	-	-	(2)	-	-	-	6	6	-	6
Sub-total	7,089	(176)	176	238	(274)	(186)	(277)	237	6,827	3,161	3,666	6,827

Consolidated	$8,542	$(176)	$176	$2,075	$(2,163)	$(186)	$(277)	$237	$8,228	$4,562	$3,666	$8,228

(1)    Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)    Included as a component of amortization of DAC on the Consolidated Statements of Operations.

(3)    The adoption of new accounting guidance for the recognition of other-than-temporary impairments of fixed income securities (“new OTTI accounting”) resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption on April 1, 2009.  The adjustment was recorded as a reduction of the DAC balance and retained earnings.

(4)    The adoption of new OTTI accounting resulted in an adjustment to DAC due to the change in unrealized capital gains and losses balance that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income.  The adjustment was recorded as an increase of the DAC balance and unrealized net capital gains and losses.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Premiums written *	$6,640	$6,258	$6,277	$6,810	$6,615	$6,269	$12,898	$12,884
(Increase) decrease in unearned premiums	(110)	245	248	(315)	(70)	337	135	267
Other	(17)	-	(8)	40	15	(24)	(17)	(9)

Premiums earned	6,513	6,503	6,517	6,535	6,560	6,582	13,016	13,142
Claims and claims expense	(4,714)	(4,792)	(4,451)	(4,573)	(5,002)	(4,720)	(9,506)	(9,722)
Amortization of deferred policy acquisition costs	(914)	(925)	(957)	(943)	(940)	(949)	(1,839)	(1,889)
Operating costs and expenses	(664)	(704)	(648)	(642)	(591)	(678)	(1,368)	(1,269)
Restructuring and related charges	(14)	(11)	(17)	(31)	(30)	(27)	(25)	(57)
Underwriting income (loss) *	207	71	444	346	(3)	208	278	205

Net investment income	310	304	324	326	334	344	614	678
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(1)	(2)	(2)	(3)	(3)	(2)	(6)
Income tax expense on operations	(148)	(88)	(212)	(169)	(39)	(135)	(236)	(174)

Operating income	368	286	554	501	289	414	654	703

Realized capital gains and losses, after-tax	(69)	(123)	151	(188)	131	(316)	(192)	(185)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	2	1	2	2	1	4
Net income	$299	$164	$707	$314	$422	$100	$463	$522

Catastrophe losses	$636	$648	$328	$407	$818	$516	$1,284	$1,334

Operating ratios *
Claims and claims expense ratio	72.4	73.7	68.3	70.0	76.2	71.7	73.1	74.0
Expense ratio (1)	24.4	25.2	24.9	24.7	23.8	25.1	24.8	24.4
Combined ratio	96.8	98.9	93.2	94.7	100.0	96.8	97.9	98.4

Combined ratio excluding the effect of catastrophes *	87.0	88.9	88.2	88.5	87.5	89.0	88.0	88.2
Effect of catastrophe losses on combined ratio *	9.8	10.0	5.0	6.2	12.5	7.8	9.9	10.2
Combined ratio	96.8	98.9	93.2	94.7	100.0	96.8	97.9	98.4

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	88.1	89.1	88.1	88.0	87.2	88.9	88.6	88.1
Effect of catastrophe losses on combined ratio *	9.8	10.0	5.0	6.2	12.5	7.8	9.9	10.2
Effect of prior year reserve reestimates on combined ratio *	(2.3)	(0.4)	(0.4)	(0.7)	0.3	(0.8)	(1.3)	(0.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.2	0.2	0.5	1.2	-	0.9	0.7	0.4
Combined ratio	96.8	98.9	93.2	94.7	100.0	96.8	97.9	98.4

Effect of restructuring and related charges on combined ratio *	0.2	0.2	0.3	0.5	0.5	0.4	0.2	0.4

Effect of Discontinued Lines and Coverages on combined ratio	-	0.1	0.1	0.3	-	0.1	0.1	-

(1)      The increase in the expense ratio in both the second quarter and first six months of 2010 compared to the same periods of 2009 reflects increased investments in marketing, increases in the net costs of employee benefits due to unfavorable investment results and lower premiums earned, partially offset by improved operational efficiencies.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Property-Liability Underwriting Summary
Allstate Protection	$209	$75	$449	$363	$1	$214	$284	$215
Discontinued Lines and Coverages	(2)	(4)	(5)	(17)	(4)	(6)	(6)	(10)
Underwriting income (loss)	$207	$71	$444	$346	$(3)	$208	$278	$205

Allstate Protection Underwriting Summary
Premiums written	$6,640	$6,258	$6,277	$6,810	$6,615	$6,270	$12,898	$12,885

Premiums earned	$6,513	$6,503	$6,517	$6,535	$6,560	$6,583	$13,016	$13,143
Claims and claims expense	(4,713)	(4,790)	(4,448)	(4,557)	(5,000)	(4,717)	(9,503)	(9,717)
Amortization of deferred policy acquisition costs	(914)	(925)	(957)	(943)	(940)	(949)	(1,839)	(1,889)
Operating costs and expenses	(663)	(702)	(646)	(641)	(589)	(676)	(1,365)	(1,265)
Restructuring and related charges	(14)	(11)	(17)	(31)	(30)	(27)	(25)	(57)
Underwriting income	$209	$75	$449	$363	$1	$214	$284	$215

Catastrophe losses	$636	$648	$328	$407	$818	$516	$1,284	$1,334

Operating ratios
Claims and claims expense ratio	72.4	73.6	68.2	69.7	76.2	71.6	73.0	74.0
Expense ratio	24.4	25.2	24.9	24.7	23.8	25.1	24.8	24.4
Combined ratio	96.8	98.8	93.1	94.4	100.0	96.7	97.8	98.4

Effect of catastrophe losses on combined ratio	9.8	10.0	5.0	6.2	12.5	7.8	9.9	10.1

Effect of restructuring and related charges on combined ratio	0.2	0.2	0.3	0.5	0.5	0.4	0.2	0.4

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$-	$-	$(1)	$-	$(1)

Premiums earned	$-	$-	$-	$-	$-	$(1)	$-	$(1)
Claims and claims expense	(1)	(2)	(3)	(16)	(2)	(3)	(3)	(5)
Operating costs and expenses	(1)	(2)	(2)	(1)	(2)	(2)	(3)	(4)
Underwriting loss	$(2)	$(4)	$(5)	$(17)	$(4)	$(6)	$(6)	$(10)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.1	0.1	0.3	-	0.1	0.1	-

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Allstate brand (1)
Standard auto	$3,948	$4,023	$3,860	$4,049	$3,876	$3,978	$7,971	$7,854
Non-standard auto	220	237	219	235	232	241	457	473
Auto	4,168	4,260	4,079	4,284	4,108	4,219	8,428	8,327

Involuntary auto	25	16	15	13	15	12	41	27
Commercial lines	137	131	128	132	147	143	268	290
Homeowners	1,565	1,189	1,359	1,573	1,532	1,171	2,754	2,703
Other personal lines	457	399	410	460	451	391	856	842
	6,352	5,995	5,991	6,462	6,253	5,936	12,347	12,189

Encompass brand
Standard auto	169	160	171	208	217	204	329	421
Non-standard auto	1	3	3	6	5	8	4	13
Auto	170	163	174	214	222	212	333	434

Involuntary auto	3	2	2	2	3	3	5	6
Homeowners	94	80	89	110	112	97	174	209
Other personal lines	21	18	21	22	25	22	39	47

	288	263	286	348	362	334	551	696

Allstate Protection	6,640	6,258	6,277	6,810	6,615	6,270	12,898	12,885

Discontinued Lines and Coverages	-	-	-	-	-	(1)	-	(1)

Property-Liability	$6,640	$6,258	$6,277	$6,810	$6,615	$6,269	$12,898	$12,884

Allstate Protection
Standard auto	$4,117	$4,183	$4,031	$4,257	$4,093	$4,182	$8,300	$8,275
Non-standard auto	221	240	222	241	237	249	461	486
Auto	4,338	4,423	4,253	4,498	4,330	4,431	8,761	8,761

Involuntary auto	28	18	17	15	18	15	46	33
Commercial lines	137	131	128	132	147	143	268	290
Homeowners	1,659	1,269	1,448	1,683	1,644	1,268	2,928	2,912
Other personal lines	478	417	431	482	476	413	895	889

	$6,640	$6,258	$6,277	$6,810	$6,615	$6,270	$12,898	$12,885

(1)

Allstate brand premiums written, excluding Allstate Canada, by the direct channel totaled $181 million, $185 million, $161 million, $169 million, $146 million and $146 million for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.  The direct channel includes call centers and the internet.  Allstate brand premiums written by the direct channel totaled $366 million and $292 million for the six months ended June 30, 2010 and June 30, 2009, respectively.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended June 30,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$3,969	$3,928	$2,783	$2,779	$78	$83	$969	$949	70.1	70.7	2.0	2.1	24.4	24.2	(1.9)	(0.1)
Non-standard auto	228	240	157	161	1	3	60	57	68.9	67.1	0.4	1.3	26.3	23.7	(4.8)	(2.5)
Auto	4,197	4,168	2,940	2,940	79	86	1,029	1,006	70.1	70.6	1.9	2.1	24.5	24.1	(2.1)	(0.2)

Homeowners	1,416	1,409	1,169	1,340	492	645	309	299	82.6	95.1	34.7	45.8	21.8	21.2	(4.2)	(0.9)
Other (1)	592	600	389	435	49	59	168	152	65.7	72.5	8.3	9.8	28.4	25.3	(0.7)	5.0

Total Allstate brand	6,205	6,177	4,498	4,715	620	790	1,506	1,457	72.5	76.3	10.0	12.8	24.3	23.6	(2.4)	0.1

Encompass brand
Standard auto	185	234	135	172	1	1	50	61	73.0	73.5	0.5	0.4	27.0	26.1	1.6	2.1
Non-standard auto	2	7	2	6	-	-	1	2	100.0	85.7	-	-	50.0	28.6	-	(14.3)
Auto	187	241	137	178	1	1	51	63	73.2	73.9	0.5	0.4	27.3	26.1	1.6	1.7

Homeowners	96	114	62	87	15	26	29	32	64.6	76.3	15.6	22.8	30.2	28.1	(1.0)	1.8
Other (1)	25	28	16	20	-	1	5	7	64.0	71.4	-	3.6	20.0	25.0	(4.0)	7.1

Total Encompass brand	308	383	215	285	16	28	85	102	69.8	74.4	5.2	7.3	27.6	26.6	0.3	2.1

Allstate Protection	$6,513	$6,560	$4,713	$5,000	$636	$818	$1,591	$1,559	72.4	76.2	9.8	12.5	24.4	23.8	(2.3)	0.3

	Six months ended June 30,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$7,912	$7,845	$5,522	$5,475	$106	$146	$1,954	$1,909	69.8	69.8	1.3	1.9	24.7	24.3	(1.0)	(0.4)
Non-standard auto	458	477	315	323	2	5	116	113	68.8	67.7	0.4	1.0	25.3	23.7	(3.1)	(1.5)
Auto	8,370	8,322	5,837	5,798	108	151	2,070	2,022	69.8	69.7	1.3	1.8	24.7	24.3	(1.1)	(0.4)

Homeowners	2,832	2,826	2,408	2,512	1,017	1,035	646	640	85.0	88.9	35.9	36.6	22.8	22.6	(2.3)	(1.1)
Other (1)	1,184	1,210	765	838	92	106	341	336	64.6	69.2	7.8	8.8	28.8	27.8	(2.3)	2.9

Total Allstate brand	12,386	12,358	9,010	9,148	1,217	1,292	3,057	2,998	72.7	74.0	9.8	10.5	24.7	24.3	(1.5)	(0.3)

Encompass brand
Standard auto	379	481	284	355	3	3	101	128	74.9	73.8	0.8	0.6	26.7	26.6	3.4	(0.2)
Non-standard auto	6	16	6	12	-	-	2	5	100.0	75.0	-	-	33.3	31.3	-	(6.3)
Auto	385	497	290	367	3	3	103	133	75.3	73.8	0.8	0.6	26.8	26.8	3.4	(0.4)

Homeowners	196	232	165	160	61	38	58	66	84.2	69.0	31.1	16.4	29.6	28.4	(1.5)	(5.6)
Other (1)	49	56	38	42	3	1	11	14	77.6	75.0	6.1	1.8	22.4	25.0	-	10.7

Total Encompass brand	630	785	493	569	67	42	172	213	78.3	72.5	10.6	5.4	27.3	27.1	1.6	(1.1)

Allstate Protection	$13,016	$13,143	$9,503	$9,717	$1,284	$1,334	$3,229	$3,211	73.0	74.0	9.9	10.1	24.8	24.4	(1.4)	(0.3)

(1)    Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)    Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	June 30, 2010				March 31, 2010				December 31, 2009				September 30, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,969	70.1	2.0	24.4	$3,943	69.4	0.7	25.0	$3,944	69.2	(0.3)	24.5	$3,946	68.6	1.3	24.1
Non-standard auto	228	68.9	0.4	26.3	230	68.7	0.4	24.3	231	69.3	0.4	25.1	231	63.6	0.4	25.6
Auto	4,197	70.1	1.9	24.5	4,173	69.4	0.7	25.0	4,175	69.2	(0.3)	24.5	4,177	68.4	1.3	24.1

Homeowners	1,416	82.6	34.7	21.8	1,416	87.5	37.1	23.8	1,411	65.1	20.6	23.9	1,396	75.4	22.3	22.9
Other personal lines(1)	592	65.7	8.3	28.4	592	63.5	7.3	29.2	591	66.7	6.6	28.6	601	64.1	4.0	31.6

Total Allstate brand	6,205	72.5	10.0	24.3	6,181	73.0	9.7	25.1	6,177	68.0	5.1	24.8	6,174	69.5	6.3	24.6

Encompass brand
Standard auto	185	73.0	0.5	27.0	194	76.8	1.0	26.3	205	77.5	(0.5)	25.4	221	76.9	0.5	25.4
Non-standard auto	2	100.0	-	50.0	4	100.0	-	25.0	5	80.0	-	40.0	6	66.7	-	50.0
Auto	187	73.2	0.5	27.3	198	77.3	1.0	26.2	210	77.6	(0.5)	25.7	227	76.6	0.4	26.0

Homeowners	96	64.6	15.6	30.2	100	103.0	46.0	29.0	104	57.7	9.6	29.8	108	67.6	15.7	29.6
Other personal lines(1)	25	64.0	-	20.0	24	91.7	12.5	25.0	26	88.4	3.8	23.1	26	65.4	-	26.9

Total Encompass brand	308	69.8	5.2	27.6	322	86.4	15.8	27.0	340	72.3	2.9	26.8	361	73.1	5.0	27.2

Allstate Protection	$6,513	72.4	9.8	24.4	$6,503	73.6	10.0	25.2	$6,517	68.2	5.0	24.9	$6,535	69.7	6.2	24.7

	Three months ended				Three months ended				Three months ended				Three months ended
	June 30, 2009				March 31, 2009				December 31, 2008				September 30, 2008

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,928	70.7	2.1	24.2	$3,917	68.8	1.6	24.5	$3,939	73.3	0.6	26.1	$3,993	66.7	1.9	24.3
Non-standard auto	240	67.1	1.3	23.7	237	68.4	0.8	23.6	246	67.1	0.4	24.8	261	57.1	1.5	24.1
Auto	4,168	70.6	2.1	24.1	4,154	68.8	1.6	24.5	4,185	72.9	0.6	26.0	4,254	66.1	1.9	24.3

Homeowners	1,409	95.1	45.8	21.2	1,417	82.7	27.5	24.1	1,459	59.9	11.6	24.7	1,453	158.1	106.2	23.2
Other personal lines(1)	600	72.5	9.8	25.3	610	66.1	7.7	30.1	606	66.8	8.9	34.7	643	77.0	17.1	28.3

Total Allstate brand	6,177	76.3	12.8	23.6	6,181	71.7	8.1	25.0	6,250	69.3	4.0	26.5	6,350	88.2	27.3	24.5

Encompass brand
Standard auto	234	73.5	0.4	26.1	247	74.1	0.8	27.1	261	78.1	0.4	28.0	272	71.0	1.1	27.2
Non-standard auto	7	85.7	-	28.6	9	66.7	-	33.3	10	130.0	-	50.0	9	77.8	-	33.3
Auto	241	73.9	0.4	26.1	256	73.8	0.8	27.4	271	80.1	0.4	28.8	281	71.2	1.1	27.4

Homeowners	114	76.3	22.8	28.1	118	61.9	10.2	28.8	117	53.0	6.0	33.3	124	113.7	62.9	30.7
Other personal lines(1)	28	71.4	3.6	25.0	28	78.6	-	25.0	30	80.0	16.7	26.7	30	66.6	6.7	26.7

Total Encompass brand	383	74.4	7.3	26.6	402	70.7	3.5	27.6	418	72.5	3.1	29.9	435	83.0	19.1	28.3

Allstate Protection	$6,560	76.2	12.5	23.8	$6,583	71.6	7.8	25.1	$6,668	69.6	3.9	26.7	$6,785	87.9	26.8	24.7

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended			Three months ended
	June 30, 2010 (1)				March 31, 2010				December 31, 2009			September 30, 2009

	Number of			State	Number of			State	Number of		State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	32	(6)(7)	0.2	0.5	8		0.3	2.9	15	1.5	5.5	15		1.4	6.5
Non-standard auto	5	(6)	2.7	10.9	1		0.9	22.1	4	1.1	9.4	4		1.2	5.5
Auto	33	(6)	0.3	0.9	9		0.3	3.3	17	1.5	5.6	17		1.4	6.4
Homeowners (3)	14	(6)	2.0	11.3	6		0.9	7.4	22	1.9	6.5	19	(6)	2.4	6.9

Encompass brand
Standard auto	10		(0.1)	(0.5)	6		1.5	7.1	11	1.3	9.5	13		1.6	9.6
Non-standard auto	-		-	-	-		-	-	-	-	-	-		-	-
Auto	10		(0.1)	(0.5)	6		1.4	7.1	11	1.3	9.5	13		1.6	9.6
Homeowners	7		-	(0.3)	5		0.7	5.2	10	0.6	7.9	17		2.0	4.8

	Three months ended				Three months ended				Three months ended			Three months ended
	June 30, 2009				March 31, 2009				December 31, 2008			September 30, 2008

	Number of			State	Number of			State	Number of		State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	12		0.8	4.3	18	(6)	0.9	3.3	8	0.2	4.1	12		0.6	3.8
Non-standard auto	2		0.1	3.2	4		0.1	1.6	2	(0.1)	(16.5)	2		-	0.6
Auto	13		0.8	4.3	19	(6)	0.9	3.3	9	0.2	3.9	13		0.6	3.8
Homeowners (3)	16		1.7	13.3	14		2.5	7.4	4	0.2	3.6	17	(6)	(3.1)	(11.5)

Encompass brand
Standard auto	8		1.0	8.3	24		3.7	8.1	4	0.1	6.7	14		1.3	11.0
Non-standard auto	-		-	-	1		0.9	31.7	1	0.9	49.5	3		4.0	20.7
Auto	8		0.9	8.3	25		3.6	8.1	5	0.2	9.1	16		1.5	11.9
Homeowners	10	(6)	0.5	5.7	18		1.6	6.7	4	1.2	13.1	12		0.5	2.3

(1)   Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states, rate changes approved for the three month period ending June 30, 2010 are estimated to total $167 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)   Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were (0.1)%, 1.5%, 1.6%, 0.5%, 0.6%, 0.7%, 0.1% and 0.8% for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.

(3)   Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.7%, 1.5%, 1.5%, 2.4%, 1.7%, 1.7%, 0.2% and (2.6)% for the three months ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively.

(4)   Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.

(5)   Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.

(6)   Includes Washington, D.C.

(7)   Includes targeted rate decreases in certain markets to improve our competitive position for target customers.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009
Standard auto
($ in millions)
Net premiums written
Allstate brand	$3,948	$4,023	$3,860	$4,049	$3,876	$3,978	$7,971	$7,854
Encompass brand	169	160	171	208	217	204	329	421
	4,117	4,183	4,031	4,257	4,093	4,182	8,300	8,275
Net premiums earned
Allstate brand	$3,969	$3,943	$3,944	$3,946	$3,928	$3,917	$7,912	$7,845
Encompass brand	185	194	205	221	234	247	379	481
	4,154	4,137	4,149	4,167	4,162	4,164	8,291	8,326
Incurred losses
Allstate brand	$2,783	$2,739	$2,729	$2,708	$2,779	$2,696	$5,522	$5,475
Encompass brand	135	149	159	170	172	183	284	355
	2,918	2,888	2,888	2,878	2,951	2,879	5,806	5,830
Expenses
Allstate brand	$969	$985	$965	$949	$949	$960	$1,954	$1,909
Encompass brand	50	51	52	56	61	67	101	128
	1,019	1,036	1,017	1,005	1,010	1,027	2,055	2,037
Underwriting Income
Allstate brand	$217	$219	$250	$289	$200	$261	$436	$461
Encompass brand	-	(6)	(6)	(5)	1	(3)	(6)	(2)
	217	213	244	284	201	258	430	459
Loss ratio
Allstate brand	70.1	69.4	69.2	68.6	70.7	68.8	69.8	69.8
Encompass brand	73.0	76.8	77.5	76.9	73.5	74.1	74.9	73.8
Allstate Protection	70.3	69.8	69.6	69.1	70.9	69.1	70.0	70.0
Expense ratio
Allstate brand	24.4	25.0	24.5	24.1	24.2	24.5	24.7	24.3
Encompass brand	27.0	26.3	25.4	25.4	26.1	27.1	26.7	26.6
Allstate Protection	24.5	25.1	24.5	24.1	24.3	24.7	24.8	24.5
Combined ratio
Allstate brand	94.5	94.4	93.7	92.7	94.9	93.3	94.5	94.1
Encompass brand	100.0	103.1	102.9	102.3	99.6	101.2	101.6	100.4
Allstate Protection	94.8	94.9	94.1	93.2	95.2	93.8	94.8	94.5
Effect of catastrophe losses on loss ratio
Allstate brand	2.0	0.7	(0.3)	1.3	2.1	1.6	1.3	1.9
Encompass brand	0.5	1.0	(0.5)	0.5	0.4	0.8	0.8	0.6

Allstate brand standard auto domestic operating measures (1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	17,529	17,581	17,744	17,774	17,836	17,843	17,529	17,836
New issued applications (in thousands)	498	464	488	524	496	521	962	1,017
Average premium - gross written ($)	444	443	441	435	430	430	444	430
Average premium - net earned ($)	433	430	428	426	425	424	432	424
Renewal ratio (%)	89.0	88.8	88.8	89.1	89.0	88.6	88.9	88.8

Loss trends
(% change year-over-year)
Bodily injury claim frequency	4.2	5.4	14.4	19.6	13.6	5.5	4.8	9.5
Property damage claim frequency	1.9	(0.1)	7.6	10.7	5.1	1.6	0.9	3.3

(1)   Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)   Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$220	$237	$219	$235	$232	$241	$457	$473
Encompass brand	1	3	3	6	5	8	4	13
	221	240	222	241	237	249	461	486
Net premiums earned
Allstate brand	$228	$230	$231	$231	$240	$237	$458	$477
Encompass brand	2	4	5	6	7	9	6	16
	230	234	236	237	247	246	464	493
Incurred losses
Allstate brand	$157	$158	$160	$147	$161	$162	$315	$323
Encompass brand	2	4	4	4	6	6	6	12
	159	162	164	151	167	168	321	335
Expenses
Allstate brand	$60	$56	$58	$59	$57	$56	$116	$113
Encompass brand	1	1	2	3	2	3	2	5
	61	57	60	62	59	59	118	118
Underwriting Income
Allstate brand	$11	$16	$13	$25	$22	$19	$27	$41
Encompass brand	(1)	(1)	(1)	(1)	(1)	-	(2)	(1)
	10	15	12	24	21	19	25	40
Loss ratio
Allstate brand	68.9	68.7	69.3	63.6	67.1	68.4	68.8	67.7
Encompass brand	100.0	100.0	80.0	66.7	85.7	66.7	100.0	75.0
Allstate Protection	69.2	69.2	69.5	63.7	67.6	68.3	69.2	68.0
Expense ratio
Allstate brand	26.3	24.3	25.1	25.6	23.7	23.6	25.3	23.7
Encompass brand	50.0	25.0	40.0	50.0	28.6	33.3	33.3	31.3
Allstate Protection	26.5	24.4	25.4	26.2	23.9	24.0	25.4	23.9
Combined ratio
Allstate brand	95.2	93.0	94.4	89.2	90.8	92.0	94.1	91.4
Encompass brand	150.0	125.0	120.0	116.7	114.3	100.0	133.3	106.3
Allstate Protection	95.7	93.6	94.9	89.9	91.5	92.3	94.6	91.9
Effect of catastrophe losses on loss ratio
Allstate brand	0.4	0.4	0.4	0.4	1.3	0.8	0.4	1.0
Encompass brand	-	-	-	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Operating measures (2)	706	724	719	733	743	750	706	743
Policies in force (in thousands)	77	99	84	91	86	102	176	188
New issued applications (in thousands)	619	619	625	613	612	615	619	613
Average premium - gross written ($)	573	571	574	578	583	591	572	587
Average premium - net earned ($)	72.5	71.8	72.4	72.6	73.3	71.6	72.1	72.4
Renewal ratio (%)

Loss trends
(% change year-over-year)
Bodily injury claim frequency	1.4	6.6	16.7	29.5	26.3	15.9	3.9	21.0
Property damage claim frequency	0.8	3.1	9.4	16.5	10.2	7.1	1.9	8.6

(1)            Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)            Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Auto
($ in millions)
Net premiums written
Allstate brand	$4,168	$4,260	$4,079	$4,284	$4,108	$4,219	$8,428	$8,327
Encompass brand	170	163	174	214	222	212	333	434
	4,338	4,423	4,253	4,498	4,330	4,431	8,761	8,761
Net premiums earned
Allstate brand	$4,197	$4,173	$4,175	$4,177	$4,168	$4,154	$8,370	$8,322
Encompass brand	187	198	210	227	241	256	385	497
	4,384	4,371	4,385	4,404	4,409	4,410	8,755	8,819
Incurred losses
Allstate brand	$2,940	$2,897	$2,889	$2,855	$2,940	$2,858	$5,837	$5,798
Encompass brand	137	153	163	174	178	189	290	367
	3,077	3,050	3,052	3,029	3,118	3,047	6,127	6,165
Expenses
Allstate brand	$1,029	$1,041	$1,023	$1,008	$1,006	$1,016	$2,070	$2,022
Encompass brand	51	52	54	59	63	70	103	133
	1,080	1,093	1,077	1,067	1,069	1,086	2,173	2,155
Underwriting Income
Allstate brand	$228	$235	$263	$314	$222	$280	$463	$502
Encompass brand	(1)	(7)	(7)	(6)	-	(3)	(8)	(3)
	227	228	256	308	222	277	455	499
Loss ratio
Allstate brand	70.1	69.4	69.2	68.4	70.6	68.8	69.8	69.7
Encompass brand	73.2	77.3	77.6	76.6	73.9	73.8	75.3	73.8
Allstate Protection	70.2	69.8	69.6	68.8	70.7	69.1	70.0	69.9
Expense ratio
Allstate brand	24.5	25.0	24.5	24.1	24.1	24.5	24.7	24.3
Encompass brand	27.3	26.2	25.7	26.0	26.1	27.4	26.8	26.8
Allstate Protection	24.6	25.0	24.6	24.2	24.3	24.6	24.8	24.4
Combined ratio
Allstate brand	94.6	94.4	93.7	92.5	94.7	93.3	94.5	94.0
Encompass brand	100.5	103.5	103.3	102.6	100.0	101.2	102.1	100.6
Allstate Protection	94.8	94.8	94.2	93.0	95.0	93.7	94.8	94.3
Effect of catastrophe losses on loss ratio
Allstate brand	1.9	0.7	(0.3)	1.3	2.1	1.6	1.3	1.8
Encompass brand	0.5	1.0	(0.5)	0.4	0.4	0.8	0.8	0.6
Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(2.1)	(0.1)	(0.6)	0.1	(0.2)	(0.7)	(1.1)	(0.4)
Encompass brand	1.6	5.1	(1.0)	3.1	1.7	(2.3)	3.4	(0.4)

Allstate brand auto domestic operating measures (1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Operating measures (2)
Policies in force (in thousands)	18,235	18,305	18,463	18,507	18,579	18,593	18,235	18,579
New issued applications (in thousands)	575	563	572	615	582	623	1,138	1,205
Average premium - gross written ($)	452	451	449	443	438	438	451	438
Average premium - net earned ($)	439	436	434	432	431	431	437	431
Renewal ratio (%)	88.3	88.0	88.1	88.3	88.3	87.8	88.2	88.1

Loss trends
(% change year-over-year)
Bodily injury claim frequency	3.9	5.4	14.4	20.1	14.2	5.9	4.6	10.1
Property damage claim frequency	1.8	-	7.7	10.9	5.3	1.7	0.9	3.5
Paid severity - bodily injury	(1.0)	(1.3)	(4.9)	(0.9)	0.9	2.1	(1.1)	1.5
Paid severity - property damage	(1.5)	0.4	0.1	(1.0)	0.5	(2.4)	(0.5)	(1.0)

(1)  Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,565	$1,189	$1,359	$1,573	$1,532	$1,171	$2,754	$2,703
Encompass brand	94	80	89	110	112	97	174	209
	1,659	1,269	1,448	1,683	1,644	1,268	2,928	2,912
Net premiums earned
Allstate brand	$1,416	$1,416	$1,411	$1,396	$1,409	$1,417	$2,832	$2,826
Encompass brand	96	100	104	108	114	118	196	232
	1,512	1,516	1,515	1,504	1,523	1,535	3,028	3,058
Incurred losses
Allstate brand	$1,169	$1,239	$919	$1,053	$1,340	$1,172	$2,408	$2,512
Encompass brand	62	103	60	73	87	73	165	160
	1,231	1,342	979	1,126	1,427	1,245	2,573	2,672
Expenses
Allstate brand	$309	$337	$337	$319	$299	$341	$646	$640
Encompass brand	29	29	31	32	32	34	58	66
	338	366	368	351	331	375	704	706
Underwriting Income
Allstate brand	$(62)	$(160)	$155	$24	$(230)	$(96)	$(222)	$(326)
Encompass brand	5	(32)	13	3	(5)	11	(27)	6
	(57)	(192)	168	27	(235)	(85)	(249)	(320)
Loss ratio
Allstate brand	82.6	87.5	65.1	75.4	95.1	82.7	85.0	88.9
Encompass brand	64.6	103.0	57.7	67.6	76.3	61.9	84.2	69.0
Allstate Protection	81.4	88.5	64.6	74.9	93.7	81.1	85.0	87.4
Expense ratio
Allstate brand	21.8	23.8	23.9	22.9	21.2	24.1	22.8	22.6
Encompass brand	30.2	29.0	29.8	29.6	28.1	28.8	29.6	28.4
Allstate Protection	22.4	24.2	24.3	23.3	21.7	24.4	23.2	23.1
Combined ratio
Allstate brand	104.4	111.3	89.0	98.3	116.3	106.8	107.8	111.5
Encompass brand	94.8	132.0	87.5	97.2	104.4	90.7	113.8	97.4
Allstate Protection	103.8	112.7	88.9	98.2	115.4	105.5	108.2	110.5
Effect of catastrophe losses on loss ratio
Allstate brand	34.7	37.1	20.6	22.3	45.8	27.5	35.9	36.6
Encompass brand	15.6	46.0	9.6	15.7	22.8	10.2	31.1	16.4
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	(4.2)	(0.4)	(3.3)	(5.2)	(0.9)	(1.2)	(2.3)	(1.1)
Encompass brand	(1.0)	(2.0)	(3.8)	(1.9)	1.8	(12.7)	(1.5)	(5.6)

Allstate brand homeowners domestic operating measures (1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	6,821	6,886	6,973	7,027	7,104	7,181	6,821	7,104
New issued applications (in thousands)	151	119	136	148	145	127	270	272
Average premium - gross written ($)	933	921	899	889	879	861	927	871
Average premium - net earned ($)	803	795	785	771	768	771	799	770
Renewal ratio (%)	88.3	88.0	88.4	88.5	88.0	87.5	88.2	87.8

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	1.7	5.1	13.9	13.5	3.9	5.1	3.3	4.5
Claim severity excluding catastrophe losses	(0.7)	(2.1)	(8.5)	9.0	7.0	3.2	(0.1)	5.1

(1)  Measures presented for Allstate brand exclude the Company’s Canadian operations.

(2)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2009	2009	2009	2009
Policies in Force (2)
(in thousands)
Standard auto	17,529	17,581	17,744	17,774	17,836	17,843
Non-standard auto	706	724	719	733	743	750
Auto	18,235	18,305	18,463	18,507	18,579	18,593
Homeowners	6,821	6,886	6,973	7,027	7,104	7,181

New Issued Applications (3)
(in thousands)
Standard auto	498	464	488	524	496	521
Non-standard auto	77	99	84	91	86	102
Auto	575	563	572	615	582	623
Homeowners	151	119	136	148	145	127

Average Premium - Gross Written ($) (4)
Standard auto	444	443	441	435	430	430
Non-standard auto	619	619	625	613	612	615
Auto	452	451	449	443	438	438
Homeowners	933	921	899	889	879	861

Average Premium - Net Earned ($) (5)
Standard auto	433	430	428	426	425	424
Non-standard auto	573	571	574	578	583	591
Auto	439	436	434	432	431	431
Homeowners	803	795	785	771	768	771

Renewal Ratio (%) (6)
Standard auto	89.0	88.8	88.8	89.1	89.0	88.6
Non-standard auto	72.5	71.8	72.4	72.6	73.3	71.6
Auto	88.3	88.0	88.1	88.3	88.3	87.8
Homeowners	88.3	88.0	88.4	88.5	88.0	87.5

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	4.2	5.4	14.4	19.6	13.6	5.5
Non-standard auto	1.4	6.6	16.7	29.5	26.3	15.9
Auto	3.9	5.4	14.4	20.1	14.2	5.9

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	1.9	(0.1)	7.6	10.7	5.1	1.6
Non-standard auto	0.8	3.1	9.4	16.5	10.2	7.1
Auto	1.8	-	7.7	10.9	5.3	1.7

Auto Paid Severity
(% change year-over-year)
Bodily injury	(1.0)	(1.3)	(4.9)	(0.9)	0.9	2.1
Property damage	(1.5)	0.4	0.1	(1.0)	0.5	(2.4)

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	1.7	5.1	13.9	13.5	3.9	5.1
Claim severity	(0.7)	(2.1)	(8.5)	9.0	7.0	3.2

(1)                 Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto.

(2)                 Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)                 New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period. Does not include automobiles that are added by existing customers.

(4)                 Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, or premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)                 Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)                 Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Six months ended June 30, 2010

							Premium rate changes (5)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$34	$36	105.9%	$3	8.8%
Other hurricane exposure states	1,557	1,382	88.8%	591	38.0%
Total hurricane exposure states (2)	1,591	1,418	89.1%	594	37.3%		11	10.3%
Other catastrophe exposure states	1,437	1,155	80.4%	484	33.7%		16	7.9%

Total	$3,028	$2,573	85.0%	$1,078	35.6%	41	27	9.3%

	1992 to 2009 Historical Information					1992 to 2009 Historical Information (Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	catastrophes	Earned	Incurred		Catastrophe	catastrophes	Number of
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	premiums (4)	losses (3)	Loss ratios (3)	losses (3)	on loss ratio (3)	catastrophes

Florida	$3,563	$5,037	141.4%	$3,552	99.7%	$3,672	$3,255	88.6%	$1,770	48.2%
Other hurricane exposure states	38,580	30,965	80.3%	10,957	28.4%	38,649	30,897	79.9%	10,889	28.2%
Total hurricane exposure states (2)	42,143	36,002	85.4%	14,509	34.4%	42,321	34,152	80.7%	12,659	29.9%
Other catastrophe exposure states	35,898	26,982	75.2%	8,223	22.9%	35,898	25,141	70.0%	6,382	17.8%

Total	$78,041	$62,984	80.7%	$22,732	29.1%	$78,219	$59,293	75.8%	$19,041	24.3%	1,183

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2010.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund ("FHCF"), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2009, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property - Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year - to - date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	-	-	9.9	13,016	1,284	1,284	9.9

Average (2)	5.0	6.6	13.4	5.5	7.6				4.2

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year - to - date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	-	-	9.9	13,016	1,284

Average (2)	4.1	6.4	11.2	4.3	6.5

(1)                The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)                The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)                The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended June 30, 2010
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	1	3.3	111	17.5	1.7	111
$50 million to $100 million	4	13.3	259	40.7	4.0	65
Less than $50 million	25	83.4	388	61.0	5.9	16
Total	30	100.0%	758	119.2	11.6	25
Prior year reserve reestimates			(83)	(13.1)	(1.2)
Prior quarter reserve reestimates			(39)	(6.1)	(0.6)
Total catastrophe losses			$636	100.0%	9.8

Six months ended June 30, 2010
						Average
	Number		Claim and		Combined	Catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	3	7.3	473	36.8	3.6	158
$50 million to $100 million	7	17.1	435	33.9	3.4	62
Less than $50 million	31	75.6	474	36.9	3.6	15
Total	41	100.0%	1,382	107.6	10.6	34
Prior year reserve reestimates			(98)	(7.6)	(0.7)
Total catastrophe losses			$1,284	100.0%	9.9

1995 through June 2010
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million (1)
Hurricane Katrina - 2005	LA			$3,592	14.4%	1.0	$3,592
Hurricane Rita - 2005	TX			900	3.6	0.3	900
Hurricane Ike - 2008	TX			880	3.5	0.2	880
Hurricane Ivan - 2004	FL			632	2.5	0.2	632
Hurricane Charley - 2004	FL			604	2.4	0.2	604
Hurricane Frances - 2004	FL			549	2.2	0.2	549
Hurricane Wilma - 2005	FL			540	2.2	0.2	540
Hurricane Jeanne - 2004	FL			337	1.3	0.1	337
October 2003 Fires	CA			300	1.2	-	300
Hurricane Gustav - 2008	LA			274	1.1	-	274
Greater than $250 million		10	1.0%	8,608	34.4	2.4	861
$101 million to $250 million		19	1.8	2,945	11.8	0.8	155
$50 million to $100 million		54	5.2	3,750	15.0	1.0	69
Less than $50 million		952	92.0	9,683	38.8	2.7	10
Total		1,035	100.0%	$24,986	100.0%	6.9	24

(1)                 Catastrophe claims and claims expense of $2.26 billion related to Hurricane Andrew of 1992 and $2.08 billion related to the Northridge earthquake of 1994, which were incurred prior to 1995, are excluded from the table above.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Pre-tax Reserve Reestimates (1)

Auto	$(85)	$5	$(29)	$11	$(4)	$(35)	$(80)	$(39)
Homeowners	(61)	(8)	(50)	(75)	(11)	(32)	(69)	(43)
Other personal lines	(5)	(22)	51	(3)	32	9	(27)	41

Allstate Protection (2)	(151)	(25)	(28)	(67)	17	(58)	(176)	(41)

Discontinued Lines and Coverages	1	2	3	15	3	3	3	6

Property-Liability	$(150)	$(23)	$(25)	$(52)	$20	$(55)	$(173)	$(35)

Allstate brand	$(152)	$(34)	$(20)	$(74)	$9	$(41)	$(186)	$(32)
Encompass brand	1	9	(8)	7	8	(17)	10	(9)

Allstate Protection (2)	$(151)	$(25)	$(28)	$(67)	$17	$(58)	$(176)	$(41)

Effect of Pre-tax Reserve
Reestimates on Combined Ratio (1)

Auto	(1.3)	0.1	(0.4)	0.2	-	(0.5)	(0.6)	(0.3)
Homeowners	(0.9)	(0.1)	(0.8)	(1.2)	(0.2)	(0.5)	(0.6)	(0.3)
Other personal lines	(0.1)	(0.4)	0.8	-	0.5	0.1	(0.2)	0.3

Allstate Protection (2)	(2.3)	(0.4)	(0.4)	(1.0)	0.3	(0.9)	(1.4)	(0.3)

Discontinued Lines and Coverages	-	-	-	0.3	-	0.1	0.1	-

Property-Liability	(2.3)	(0.4)	(0.4)	(0.7)	0.3	(0.8)	(1.3)	(0.3)

Allstate brand	(2.3)	(0.5)	(0.3)	(1.1)	0.2	(0.6)	(1.5)	(0.2)
Encompass brand	-	0.1	(0.1)	0.1	0.1	(0.3)	0.1	(0.1)

Allstate Protection (2)	(2.3)	(0.4)	(0.4)	(1.0)	0.3	(0.9)	(1.4)	(0.3)

(1)                 Favorable reserve reestimates are shown in parentheses.

(2)                 Favorable reserve reestimates included in catastrophe losses totaled $83 million in the three months ended June 30, 2010, compared to unfavorable reserve reestimates included in catastrophe losses of $1 million in the three months ended June 30, 2009.  Favorable reserve reestimates included in catastrophe losses totaled $98 million and $59 million in the six months ended June 30, 2010 and 2009, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended		Twelve months ended December 31,

	June 30,	March 31,
	2010	2010	2009	2008	2007	2006	2005
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,157	$1,180	$1,228	$1,302	$1,375	$1,373	$1,464
Incurred claims and claims expense	-	-	(8)	8	17	86	139
Claims and claims expense paid	(15)	(23)	(40)	(82)	(90)	(84)	(230)
Ending reserves	$1,142	$1,157	$1,180	$1,228	$1,302	$1,375	$1,373

Claims and claims expense paid as a percent of ending reserves	1.3%	2.0%	3.4%	6.7%	6.9%	6.1%	16.8%

Environmental claims
Beginning reserves	$197	$198	$195	$232	$194	$205	$232
Incurred claims and claims expense	-	-	13	-	63	10	2
Claims and claims expense paid	(7)	(1)	(10)	(37)	(25)	(21)	(29)
Ending reserves	$190	$197	$198	$195	$232	$194	$205

Claims and claims expense paid as a percent of ending reserves	3.7%	0.5%	5.1%	19.0%	10.8%	10.8%	14.1%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Investments	$61,804	$62,336	$62,216	$61,891	$59,861	$59,576	$61,804	$59,861

Premiums and deposits *	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$2,123	$2,932
Deposits to contractholder funds	(739)	(828)	(898)	(802)	(1,152)	(1,298)	(1,567)	(2,450)
Deposits to separate accounts	(25)	(26)	(27)	(27)	(28)	(28)	(51)	(56)
Change in unearned premiums and other adjustments	32	38	12	28	29	39	70	68
Life and annuity premiums	286	289	243	232	248	246	575	494

Contract charges	259	255	255	250	246	238	514	484

Premiums and contract charges	545	544	498	482	494	484	1,089	978
Net investment income	723	731	737	744	764	819	1,454	1,583
Periodic settlements and accruals on non-hedge derivative instruments	11	17	14	2	(3)	1	28	(2)
Contract benefits	(485)	(442)	(441)	(382)	(407)	(387)	(927)	(794)
Interest credited to contractholder funds	(450)	(463)	(479)	(497)	(520)	(542)	(913)	(1,062)
Amortization of deferred policy acquisition costs	(41)	(58)	(90)	(108)	(130)	(109)	(99)	(239)
Operating costs and expenses	(116)	(120)	(105)	(99)	(105)	(121)	(236)	(226)
Restructuring and related charges	1	-	(1)	(4)	(2)	(18)	1	(20)
Income tax expense on operations	(63)	(70)	(38)	(43)	(26)	(42)	(133)	(68)

Operating income	125	139	95	95	65	85	264	150

Realized capital gains and losses, after-tax	(230)	(105)	(178)	(151)	82	(170)	(335)	(88)
DAC and DSI accretion (amortization) relating to realized capital gains and losses, after-tax	4	(2)	(45)	18	(131)	(19)	2	(150)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	(18)	-	-	-	(224)	(18)	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(11)	(9)	(1)	2	(1)	(18)	1
Gain on disposition of operations, after-tax	1	1	-	1	1	2	2	3

Net (loss) income	$(107)	$4	$(137)	$(38)	$19	$(327)	$(103)	$(308)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND DEPOSITS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
PREMIUMS AND DEPOSITS - BY PRODUCT	2010	2010	2009	2009	2009	2009	2010	2009

Underwritten Products
Interest-sensitive life	$387	$389	$384	$355	$356	$341	$776	$697
Traditional	105	99	121	102	101	92	204	193
Accident, health, and other	148	157	121	115	114	110	305	224
	640	645	626	572	571	543	1,285	1,114

Annuities
Indexed annuities	120	122	155	105	117	127	242	244
Fixed deferred annuities	77	111	141	196	471	452	188	923
Sub-total	197	233	296	301	588	579	430	1,167
Fixed immediate annuities	69	86	73	56	81	90	155	171
	266	319	369	357	669	669	585	1,338

Bank deposits	112	141	161	104	159	321	253	480

Total	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$2,123	$2,932

PREMIUMS AND DEPOSITS - BY DISTRIBUTION CHANNEL

Allstate agencies	$523	$542	$647	$558	$576	$735	$1,065	$1,311
Financial institutions	40	102	105	115	329	347	142	676
Independent agents	369	360	320	342	368	327	729	695
Specialized brokers and other	86	101	84	18	126	124	187	250

Total	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$2,123	$2,932

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Beginning balance	$51,027	$52,582	$53,336	$53,999	$56,621	$58,413	$52,582	$58,413

Deposits
Fixed annuities	237	291	351	343	635	635	528	1,270
Interest-sensitive life insurance	391	395	384	355	357	342	786	699
Bank and other deposits	234	252	275	208	268	427	486	695
Total deposits	862	938	1,010	906	1,260	1,404	1,800	2,664

Interest credited	448	462	481	498	515	531	910	1,046

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(827)	(954)	(58)	(212)	(2,552)	(1,951)	(1,781)	(4,503)
Benefits	(395)	(395)	(353)	(379)	(406)	(450)	(790)	(856)
Surrenders and partial withdrawals	(1,355)	(1,248)	(1,540)	(1,184)	(1,235)	(1,213)	(2,603)	(2,448)
Contract charges	(243)	(241)	(238)	(232)	(227)	(221)	(484)	(448)
Net transfers from separate accounts	3	2	3	2	2	4	5	6
Fair value hedge adjustments for institutional products	(74)	(123)	(6)	1	78	(48)	(197)	30
Other adjustments	(3)	4	(53)	(63)	(57)	152	1	95
Total maturities, benefits, withdrawals and other adjustments	(2,894)	(2,955)	(2,245)	(2,067)	(4,397)	(3,727)	(5,849)	(8,124)

Ending balance	$49,443	$51,027	$52,582	$53,336	$53,999	$56,621	$49,443	$53,999

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Benefit spread
Premiums	$286	$289	$243	$232	$248	$246	$575	$494
Cost of insurance contract charges (1)	159	156	158	156	150	152	315	302
Contract benefits excluding the implied interest on immediate annuities with life contingencies(2)	(346)	(303)	(301)	(243)	(267)	(248)	(649)	(515)
Total benefit spread	99	142	100	145	131	150	241	281

Investment spread
Net investment income	723	731	737	744	764	819	1,454	1,583
Implied interest on immediate annuities with life contingencies (2)	(139)	(139)	(140)	(139)	(140)	(139)	(278)	(279)
Interest credited to contractholder funds	(450)	(463)	(490)	(496)	(561)	(579)	(913)	(1,140)
Total investment spread	134	129	107	109	63	101	263	164

Surrender charges and contract maintenance expense fees (1)	100	99	97	94	96	86	199	182
Realized capital gains and losses	(353)	(162)	(275)	(234)	121	(43)	(515)	78
Amortization of deferred policy acquisition costs	(35)	(89)	(148)	(80)	(289)	(448)	(124)	(737)
Operating costs and expenses	(116)	(120)	(105)	(99)	(105)	(121)	(236)	(226)
Restructuring and related charges	1	-	(1)	(4)	(2)	(18)	1	(20)
Gain on disposition of operations	2	1	1	2	1	3	3	4
Income tax benefit (expense) on operations	61	4	87	29	3	(37)	65	(34)

Net (loss) income	$(107)	$4	$(137)	$(38)	$19	$(327)	$(103)	$(308)

Benefit spread by product group
Life insurance	$23	$88	$68	$96	$96	$103	$111	$199
Accident and health	60	64	47	50	50	49	124	99
Annuities	16	(10)	(15)	(1)	(15)	(2)	6	(17)
Total benefit spread	$99	$142	$100	$145	$131	$150	$241	$281

Investment spread by product group
Annuities and institutional products	$54	$50	$45	$44	$3	$34	$104	$37
Life insurance	6	7	1	(2)	7	(3)	13	4
Allstate Bank products	8	8	9	8	7	6	16	13
Accident and health	4	4	3	5	4	4	8	8
Net investment income on investments supporting capital	62	60	49	54	42	60	122	102
Total investment spread	$134	$129	$107	$109	$63	$101	$263	$164

(1) Reconciliation of contract charges
Cost of insurance contract charges	$159	$156	$158	$156	$150	$152	$315	$302
Surrender charges and contract maintenance expense fees	100	99	97	94	96	86	199	182
Total contract charges	$259	$255	$255	$250	$246	$238	$514	$484

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(346)	$(303)	$(301)	$(243)	$(267)	$(248)	$(649)	$(515)
Implied interest on immediate annuities with life contingencies	(139)	(139)	(140)	(139)	(140)	(139)	(278)	(279)
Total contract benefits	$(485)	$(442)	$(441)	$(382)	$(407)	$(387)	$(927)	$(794)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2010			Three months ended June 30, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.4%	1.1%	5.4%	4.5%	0.9%
Deferred fixed annuities and institutional products	4.5	3.2	1.3	4.5	3.5	1.0
Immediate fixed annuities with and without life contingencies	6.5	6.4	0.1	6.3	6.5	(0.2)
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	2.9	N/A	N/A

	Six months ended June 30, 2010			Six months ended June 30, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.4%	1.1%	5.4%	4.6%	0.8%
Deferred fixed annuities and institutional products	4.5	3.2	1.3	4.6	3.4	1.2
Immediate fixed annuities with and without life contingencies	6.5	6.4	0.1	6.3	6.5	(0.2)
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	3.5	N/A	N/A

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Net investment income	$16	$15	$15	$14	$10	$13	$31	$23
Operating costs and expenses	(101)	(97)	(108)	(109)	(103)	(90)	(198)	(193)
Income tax benefit on operations	33	32	36	37	36	32	65	68

Operating loss	(52)	(50)	(57)	(58)	(57)	(45)	(102)	(102)

Realized capital gains and losses, after-tax	5	2	5	3	5	(2)	7	3

Net loss	$(47)	$(48)	$(52)	$(55)	$(52)	$(47)	$(95)	$(99)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009	2010	2010	2009	2009	2009

Fixed income securities, at fair value:
Tax-exempt	$12,067	$13,181	$14,294	$15,507	$16,894	$64	$64	$64	$65	$63
Taxable	17,089	15,552	12,991	12,930	10,164	50,483	50,246	49,222	47,815	44,890
Equity securities, at fair value	3,063	3,580	4,840	4,414	3,118	191	227	184	189	179
Mortgage loans	38	50	50	78	98	7,135	7,589	7,885	8,775	9,308
Limited partnership interests	2,014	1,744	1,674	1,714	1,389	1,067	1,023	1,032	1,021	1,040
Short-term, at fair value	655	608	503	588	1,303	947	1,074	1,697	1,785	2,162
Other	139	94	174	127	235	1,917	2,113	2,132	2,241	2,219
Total	$35,065	$34,809	$34,526	$35,358	$33,201	$61,804	$62,336	$62,216	$61,891	$59,861

Fixed income securities, at amortized cost:
Tax-exempt	$11,804	$13,041	$14,177	$15,117	$17,320	$60	$60	$60	$61	$61
Taxable	17,097	15,793	13,414	13,404	11,077	50,301	51,392	51,435	50,592	50,711
Ratio of fair value to amortized cost	100.9%	99.6%	98.9%	99.7%	95.3%	100.4%	97.8%	95.7%	94.5%	88.5%
Equity securities, at cost	$3,175	$3,253	$4,685	$4,106	$3,300	$181	$183	$160	$168	$183
Short-term, at amortized cost	655	608	503	588	1,303	947	1,074	1,697	1,785	2,162

	CORPORATE AND OTHER					CONSOLIDATED

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept 30,	June 30,
	2010	2010	2009	2009	2009	2010	2010	2009	2009	2009

Fixed income securities, at fair value:
Tax-exempt	$613	$652	$670	$766	$752	$12,744	$13,897	$15,028	$16,338	$17,709
Taxable	1,609	1,589	1,525	1,478	3	69,181	67,387	63,738	62,223	55,057
Equity securities, at fair value	-	-	-	-	-	3,254	3,807	5,024	4,603	3,297
Mortgage loans	-	-	-	-	-	7,173	7,639	7,935	8,853	9,406
Limited partnership interests	38	35	38	35	35	3,119	2,802	2,744	2,770	2,464
Short-term, at fair value	812	800	856	1,097	2,605	2,414	2,482	3,056	3,470	6,070
Other	2	2	2	1	1	2,058	2,209	2,308	2,369	2,455
Total	$3,074	$3,078	$3,091	$3,377	$3,396	$99,943	$100,223	$99,833	$100,626	$96,458

Fixed income securities, at amortized cost:
Tax-exempt	$582	$619	$632	$719	$718	$12,446	$13,720	$14,869	$15,897	$18,099
Taxable	1,581	1,581	1,525	1,474	3	68,979	68,766	66,374	65,470	61,791
Ratio of fair value to amortized cost	102.7%	101.9%	101.8%	102.3%	104.7%	100.6%	98.5%	97.0%	96.6%	91.1%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,356	$3,436	$4,845	$4,274	$3,483
Short-term, at amortized cost	812	800	856	1,097	2,605	2,414	2,482	3,056	3,470	6,070

THE ALLSTATE CORPORATION

FIXED INCOME SECURITY PORTFOLIO BY CREDIT RATING(1)

($ in millions)

		PROPERTY-LIABILITY					ALLSTATE FINANCIAL

NAIC		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Rating	Credit rating	2010	2010	2009	2009	2009	2010	2010	2009	2009	2009

1	Aaa/Aa/A	$23,422	$22,814	$21,714	$22,281	$21,170	$32,128	$32,371	$31,676	$30,922	$29,369
2	Baa	3,388	3,691	3,517	4,080	3,854	14,991	14,742	14,681	13,909	12,995
3	Ba	896	858	849	914	964	1,608	1,686	1,635	1,625	1,716
4	B	572	602	506	489	514	694	648	571	754	438
5	Caa or lower	520	511	552	557	440	665	522	628	593	356
6	In or near default	358	257	147	116	116	461	341	95	77	79

Total		$29,156	$28,733	$27,285	$28,437	$27,058	$50,547	$50,310	$49,286	$47,880	$44,953

		CORPORATE AND OTHER					CONSOLIDATED

NAIC		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Rating	Credit rating	2010	2010	2009	2009	2009	2010	2010	2009	2009	2009

1	Aaa/Aa/A	$2,218	$2,235	$2,183	$2,229	$733	$57,768	$57,420	$55,573	$55,432	$51,272
2	Baa	4	6	11	12	19	18,383	18,439	18,209	18,001	16,868
3	Ba	-	-	-	-	-	2,504	2,544	2,484	2,539	2,680
4	B	-	-	-	2	2	1,266	1,250	1,077	1,245	954
5	Caa or lower	-	-	-	-	-	1,185	1,033	1,180	1,150	796
6	In or near default	-	-	1	1	1	819	598	243	194	196

Total		$2,222	$2,241	$2,195	$2,244	$755	$81,925	$81,284	$78,766	$78,561	$72,766

(1)         The Valuation of Securities Taskforce of the NAIC instituted a new process to be used by insurance companies during the fourth quarter of 2009 for statutory accounting, reporting and estimating risk-based capital requirements for non-agency RMBS, and as a result the NAIC ratings used for statutory reporting may differ from those shown above. The credit ratings shown here represent the external rating equivalent  to the displayed NAIC rating.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	June 30, 2010			March 31, 2010			December 31, 2009

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)

SECURITIES BY TYPE
Fixed income securities
U.S. government and agencies	$512	$9,185	105.9	$218	$8,422	102.7	$203	$7,536	102.8
Municipal	89	18,849	100.5	(256)	20,148	98.7	(403)	21,280	98.1
Corporate	1,445	35,935	104.2	914	34,499	102.7	345	33,115	101.1
Foreign government	350	3,252	112.1	306	3,314	110.2	291	3,197	110.0
Residential mortgage-backed securities (“RMBS”)	(954)	8,961	90.4	(1,231)	9,112	88.1	(1,500)	7,987	84.2
Commercial mortgage-backed securities (“CMBS”)	(553)	2,132	79.4	(768)	2,452	76.1	(925)	2,586	73.7
Asset-backed securities (“ABS”)	(390)	3,572	90.2	(387)	3,297	89.5	(488)	3,026	86.1
Redeemable preferred stock	1	39	102.6	2	40	105.3	-	39	100.0
Total fixed income securities	500	81,925	100.6	(1,202)	81,284	98.5	(2,477)	78,766	97.0

Equity securities	(102)	3,254	97.0	371	3,807	110.8	179	5,024	103.7
Short-term investments	-	2,414	100.0	-	2,482	100.0	-	3,056	100.0
Derivatives	2	283	100.7	(18)	437	96.0	(23)	548	96.0
Unrealized net capital gains and losses, pre-tax	$400	$87,876	100.5	$(849)	$88,010	99.0	$(2,321)	$87,394	97.4

Amounts recognized for:
Insurance reserves (2)	(292)			-			-
DAC and DSI (3)	403			726			990
Amounts recognized	111			726			990

Deferred income taxes	(183)			39			461

Unrealized net capital gains and losses, after-tax	$328			$(84)			$(870)

	September 30, 2009			June 30, 2009			March 31, 2009

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)

SECURITIES BY TYPE
Fixed income securities
U.S. government and agencies	$255	$8,132	103.2	$253	$4,185	106.4	$516	$3,979	114.9
Municipal	39	22,167	100.2	(1,025)	23,097	95.8	(1,225)	22,097	94.7
Corporate	206	32,059	100.6	(1,550)	29,938	95.1	(3,452)	28,309	89.1
Foreign government	330	2,874	113.0	244	2,723	109.8	366	2,475	117.4
RMBS	(1,756)	8,077	82.1	(2,160)	7,503	77.6	(1,721)	6,307	78.6
CMBS	(1,159)	2,578	69.0	(1,746)	3,237	65.0	(2,044)	3,661	64.2
ABS	(720)	2,637	78.6	(1,134)	2,051	64.4	(1,313)	1,587	54.7
Redeemable preferred stock	(1)	37	97.4	(6)	32	84.2	(11)	23	67.6
Total fixed income securities	(2,806)	78,561	96.6	(7,124)	72,766	91.1	(8,884)	68,438	88.5

Equity securities	329	4,603	107.7	(186)	3,297	94.7	(537)	2,410	81.8
Short-term investments	-	3,470	100.0	-	6,070	100.0	1	8,125	100.0
Derivatives	(24)	538	95.7	(15)	449	96.8	16	432	103.8
Unrealized net capital gains and losses, pre-tax	$(2,501)	$87,172	97.2	$(7,325)	$82,582	91.9	$(9,404)	$79,405	89.4

Amounts recognized for:
Insurance reserves (2)	-			-			-
DAC and DSI (3)	2,679			4,064			3,785
Amounts recognized	2,679			4,064			3,785

Deferred income taxes	(66)			1,149			1,852

Unrealized net capital gains and losses, after-tax	$112			$(2,112)			$(3,767)

(1)      Comparing percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)      The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(3)      The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.  Only the unrealized net capital gains and losses on the Allstate Financial fixed annuity and interest-sensitive life product portfolios are used in this calculation.  The reduction in unrealized net capital losses in the first quarter and second quarter of 2010 for these product portfolios was less than the reduction in unrealized net capital losses for the total Allstate Financial and consolidated portfolios.  The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses.  Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest.  The DAC adjustment balance (88% of the total DAC and DSI adjustment balance) was limited as of March 31, 2009 because the calculated amount, when added to the DAC balance before the impact of unrealized capital gains and losses, was greater than originally deferred costs plus interest.  The DSI adjustment balance was limited as of March 31, 2009, June 30, 2009 and September 30, 2009.  In periods subsequent to the adjustment balance reaching the limitation, the change in the adjustment will not trend in a linear relationship with the change in unrealized gains and losses until such time as the adjustment balance is below the limitation.  The DAC and DSI adjustment balance was below the limitation as of December 31, 2009, March 31, 2010 and June 30, 2010.  The limitation amount changes from period to period based on changes in the DAC and DSI balance before the impact of unrealized capital gains and losses, as well as new deferrals and interest.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of June 30, 2010

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,113	$3,965	$110	$(225)	$3,850	96.4%	93.6%
Financial services	3,450	3,340	138	(51)	3,427	96.8	99.3
Consumer goods (cyclical and non-cyclical)	5,415	5,457	348	(42)	5,763	100.8	106.4
Utilities	6,037	6,042	472	(34)	6,480	100.1	107.3
Transportation	1,704	1,721	112	(34)	1,799	101.0	105.6
Energy	2,254	2,262	124	(28)	2,358	100.4	104.6
Capital goods	3,676	3,673	255	(21)	3,907	99.9	106.3
Basic industry	1,513	1,536	84	(13)	1,607	101.5	106.2
Communications	2,059	2,034	112	(11)	2,135	98.8	103.7
Technology	1,196	1,204	78	(8)	1,274	100.7	106.5
FDIC guaranteed	1,977	1,988	33	-	2,021	100.6	102.2
Other	1,408	1,268	63	(17)	1,314	90.1	93.3
Total corporate fixed income portfolio	34,802	34,490	1,929	(484)	35,935	99.1	103.3

U.S. government and agencies	9,306	8,673	512	-	9,185	93.2	98.7
Municipal	23,546	18,760	663	(574)	18,849	79.7	80.1
Foreign government	3,307	2,902	362	(12)	3,252	87.8	98.3
RMBS	10,601	9,915	228	(1,182)	8,961	93.5	84.5
CMBS	2,745	2,685	47	(600)	2,132	97.8	77.7
ABS	4,361	3,962	85	(475)	3,572	90.9	81.9
Redeemable preferred stock	48	38	1	-	39	79.2	81.3
Total fixed income securities	$88,716	$81,425	$3,827	$(3,327)	$81,925	91.8	92.3

(1)             Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, municipal, foreign government and U.S. government and agencies zero-coupon securities with par value of $867 million, $6.94 billion, $1.19 billion and $1.65 billion, respectively.

(2)             Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 99.6% for corporates, 99.6% for municipals, 104.1% for foreign governments and 102.0% for U.S. government and agencies.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 103.7% for corporates, 101.1% for municipals, 109.1% for foreign governments and 105.7% for U.S. government and agencies.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of June 30, 2010

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$9,185	$512	$-	$-	$-	$-	$-	$-	$-	$-	$9,306	$9,185	$512

Municipal
Tax exempt	1,401	100	5,896	229	3,370	68	1,440	(37)	636	(62)	13,781	12,743	298
Taxable	144	7	2,568	69	1,328	(30)	576	(84)	162	(65)	8,331	4,778	(103)
Auction rate securities	971	(46)	97	(11)	114	(20)	43	(8)	103	(21)	1,434	1,328	(106)

Corporate
Public	2,489	57	2,736	129	6,525	455	8,207	492	1,251	(1)	19,997	21,208	1,132
Privately placed	997	46	1,677	86	3,448	192	6,335	181	1,086	13	13,368	13,543	518
Hybrid	34	4	32	5	510	(95)	462	(105)	146	(14)	1,437	1,184	(205)

Foreign government	1,887	271	447	18	495	44	417	16	6	1	3,307	3,252	350

RMBS
U.S. government sponsored entities	5,256	193	-	-	-	-	-	-	-	-	4,986	5,256	193
Prime residential mortgage-backed securities	547	(6)	92	(10)	226	(8)	21	(6)	517	(21)	1,532	1,403	(51)
Alt-A residential mortgage-backed securities	43	(1)	69	(8)	129	(9)	49	(7)	435	(142)	1,146	725	(167)
Subprime residential mortgage-backed securities	108	(6)	301	(138)	182	(62)	102	(33)	884	(690)	2,937	1,577	(929)

CMBS	1,328	(9)	230	(44)	265	(126)	185	(181)	124	(193)	2,745	2,132	(553)

ABS
Collateralized debt obligations	13	(1)	595	(21)	500	(98)	252	(96)	389	(181)	2,499	1,749	(397)
Consumer and other asset-backed securities	1,019	22	279	3	234	(7)	260	(6)	31	(5)	1,862	1,823	7

Redeemable preferred stock	-	-	-	-	3	1	32	-	4	-	48	39	1
Total fixed income securities	$25,422	$1,143	$15,019	$307	$17,329	$305	$18,381	$126	$5,774	$(1,381)	$88,716	$81,925	$500

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

Impairment write-downs (1)	$(239)	$(223)	$(270)	$(381)	$(291)	$(620)	$(462)	$(911)
Change in intent write-downs (2)	(67)	(32)	(215)	(11)	(26)	(105)	(99)	(131)
Net other-than-temporary impairment losses recognized in earnings	(306)	(255)	(485)	(392)	(317)	(725)	(561)	(1,042)
Sales	145	88	390	201	263	418	233	681
Valuation of derivative instruments	(283)	(155)	166	(269)	367	103	(438)	470
Settlements of derivative instruments	(27)	(30)	(110)	(92)	52	(12)	(57)	40
EMA limited partnership income	20	4	6	33	(37)	(143)	24	(180)
Total	$(451)	$(348)	$(33)	$(519)	$328	$(359)	$(799)	$(31)

(1)              Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered.  For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(2)              Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis.  For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$153	$165	$180	$204	$217	$225	$318	$442
Taxable	143	130	126	120	111	109	273	220
Equity securities	23	20	29	13	18	15	43	33
Mortgage loans	-	1	-	2	1	1	1	2
Limited partnership interests (3)	3	3	4	2	2	1	6	3
Short-term	1	1	2	1	1	3	2	4
Other	5	1	1	2	-	1	6	1
Sub-total	328	321	342	344	350	355	649	705
Less: Investment expense	(18)	(17)	(18)	(18)	(16)	(11)	(35)	(27)
Net investment income	$310	$304	$324	$326	$334	$344	$614	$678
Net investment income, after-tax	$249	$247	$266	$273	$282	$290	$496	$572

PRE-TAX YIELDS (1)
Fixed income securities:
Tax-exempt	4.9	4.9	4.9	5.0	5.0	5.2	4.9	5.1
Equivalent yield for tax-exempt	7.1	7.1	7.1	7.3	7.3	7.6	7.1	7.4
Taxable	3.5	3.5	3.7	3.9	4.2	4.7	3.5	4.5
Equity securities	2.9	2.0	2.7	1.5	2.2	2.1	2.3	2.1
Mortgage loans	5.4	6.0	5.0	4.5	4.5	4.5	5.8	4.5
Limited partnership interests	0.6	0.8	0.8	0.6	0.4	0.3	0.7	0.4
Total portfolio (2)	3.8	3.7	3.9	3.9	4.1	4.3	3.7	4.2

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(23)	$(4)	$(12)	$27	$9	$(28)	$(27)	$(19)
Taxable	6	(43)	(40)	-	(3)	(7)	(37)	(10)
Equity securities	25	14	336	(22)	26	(138)	39	(112)
Limited partnership interests	15	(7)	19	11	(30)	(164)	8	(194)
Derivatives and other	(129)	(150)	(68)	(306)	199	23	(279)	222
Total	$(106)	$(190)	$235	$(290)	$201	$(314)	$(296)	$(113)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(96)	$(79)	$(91)	$(100)	$(87)	$(256)	$(175)	$(343)
Change in intent write-downs (4)	(10)	(9)	(6)	(10)	(1)	(72)	(19)	(73)
Net other-than-temporary impairment losses recognized in earnings	(106)	(88)	(97)	(110)	(88)	(328)	(194)	(416)
Sales (4)	121	41	377	91	93	50	162	143
Valuation of derivative instruments	(134)	(101)	53	(209)	188	20	(235)	208
Settlements of derivative instruments	3	(49)	(121)	(99)	11	6	(46)	17
EMA limited partnership income	10	7	23	37	(3)	(62)	17	(65)
Total	$(106)	$(190)	$235	$(290)	$201	$(314)	$(296)	$(113)

(1)                 Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)                 The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments includes fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(3)                 At June 30, 2010, we have commitments to invest in additional limited partnership interests totaling $702 million.

(4)                 Includes $6 million and $7 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months and six months ended June 30, 2010, respectively.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2009	2009	2009	2010	2009

NET INVESTMENT INCOME
Fixed income securities	$646	$652	$657	$654	$658	$699	$1,298	$1,357
Equity securities	2	1	1	2	1	1	3	2
Mortgage loans	99	103	109	119	130	136	202	266
Limited partnership interests (3)	4	3	2	2	2	2	7	4
Short-term	-	1	1	2	2	7	1	9
Other	-	(2)	(4)	(7)	(4)	(1)	(2)	(5)
Sub-total	751	758	766	772	789	844	1,509	1,633
Less: Investment expense	(28)	(27)	(29)	(28)	(25)	(25)	(55)	(50)
Net investment income	$723	$731	$737	$744	$764	$819	$1,454	$1,583
Net investment income, after-tax	$473	$478	$480	$489	$500	$535	$951	$1,035

PRE-TAX YIELDS (1)
Fixed income securities	5.1	5.1	5.2	5.2	5.3	5.6	5.1	5.4
Equity securities	3.5	2.3	3.7	3.1	4.8	2.9	2.9	3.7
Mortgage loans	5.4	5.3	5.2	5.3	5.5	5.5	5.4	5.5
Limited partnership interests	1.8	1.0	1.0	0.6	0.7	0.8	1.4	0.8
Total portfolio (2)	4.8	4.7	4.7	4.7	4.8	5.0	4.8	4.9

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(177)	$(92)	$(342)	$(64)	$2	$140	$(269)	$142
Equity securities	20	-	2	1	1	(25)	20	(24)
Mortgage loans	(28)	(25)	(30)	(66)	(16)	(32)	(53)	(48)
Limited partnership interests	9	(15)	(26)	(32)	(53)	(171)	(6)	(224)
Derivatives and other	(177)	(30)	121	(73)	187	45	(207)	232
Total	$(353)	$(162)	$(275)	$(234)	$121	$(43)	$(515)	$78

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(143)	$(144)	$(179)	$(281)	$(204)	$(357)	$(287)	$(561)
Change in intent write-downs	(57)	(23)	(209)	(1)	(25)	(33)	(80)	(58)
Net other-than-temporary impairment losses recognized in earnings	(200)	(167)	(388)	(282)	(229)	(390)	(367)	(619)
Sales	18	44	10	106	163	359	62	522
Valuation of derivative instruments	(149)	(54)	113	(60)	179	83	(203)	262
Settlements of derivative instruments	(30)	19	11	7	41	(18)	(11)	23
EMA limited partnership income	8	(4)	(21)	(5)	(33)	(77)	4	(110)
Total	$(353)	$(162)	$(275)	$(234)	$121	$(43)	$(515)	$78

(1)                 Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)                 The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments include fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(3)                 At June 30, 2010, we have commitments to invest in additional limited partnership interests totaling $721 million.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- amortization of DAC and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator. Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the 2009 combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measures.  Our method for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Premiums and deposits is an operating measure that we use to analyze production trends for Allstate Financial sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products including the net new deposits of Allstate Bank, which we account for under GAAP as increases to liabilities rather than as revenue.  An illustration of where premiums and deposits are reflected in the consolidated financial statements is included in the schedule, “Allstate Financial Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.